UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2021

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Cohu, Inc. (“Cohu”) a global leader in back-end semiconductor equipment issued a press release announcing that it is updating its mid-term financial target model.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2 furnished herewith, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Information:

Included within this current report are non-GAAP financial measures, including non-GAAP earnings per share that supplement the Company’s Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets, restructuring costs, manufacturing transition and severance costs, asset impairment charges, gain on sale of business, gain on sale of facility, employer payroll taxes related to accelerated vesting share-based awards, depreciation of purchase accounting adjustments to property, plant and equipment, amortization of cloud-based software implementation costs (Adjusted EBITDA only) and gain (loss) on extinguishment of debt (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. With respect to any forward looking non-GAAP figures, we are unable to provide without unreasonable efforts, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures due to their inherent uncertainty.

Use of non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain statements contained in this current report may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the updated mid-term financial target model to annual revenue of $1 billion and non-GAAP EPS of $4.00, expansion in the Inspection and Metrology market, semiconductor test equipment penetration in RF front-end, greater traction in Interface products, the DI-Core platform, fiscal year 2021 forecast for record revenue and profitability, strong order demand as we enter fiscal 2022 building upon Cohu’s growth, estimated five-year revenue growth CAGR, and any other statements that are predictive in nature and depend upon or refer to future events or conditions, and/or include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and/or other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance.

Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the updated mid-term financial target model consists of financial goals that may never be achieved, the ongoing global COVID-19 pandemic has adversely affected, and is continuing to adversely affect, our business and results of operations; ongoing increases in material, labor, supplier, logistics and other operating costs, or supply chain delays and shortages, could cause lower gross margins or lost sales and adversely impact our business, financial position, results of operations and cash flows; increased market cyclicality can have an adverse impact on our sales and gross margins; we are making investments in new products and product enhancements, which may adversely affect our operating results and these investments may not be commercially successful; we are exposed to the risks of operating a global business; we have manufacturing operations in Asia, and any failure to effectively manage multiple manufacturing sites and to secure raw materials meeting our quality, cost and other requirements, or failures by our suppliers to perform, could harm our sales, service levels and reputation; failure of critical suppliers to deliver sufficient quantities of parts in a timely and cost-effective manner could adversely impact our operations; the semiconductor industry is seasonal, volatile and unpredictable; the semiconductor equipment industry is intensely competitive; semiconductor equipment is subject to rapid technological change, product introductions and transitions which may result in inventory write-offs, and our new product development involves numerous risks and uncertainties; the seasonal nature of the semiconductor equipment industry places enormous demands on our employees, operations and infrastructure; a limited number of customers account for a substantial percentage of our net sales; a majority of our revenues are generated from exports to foreign countries, primarily in Asia, that are subject to economic and political instability and we compete against a number of Asia-based test contactor, test handler and automated test equipment suppliers; the incurrence of substantial indebtedness in connection with our financing of the Xcerra acquisition may have an adverse impact on Cohu’s liquidity, limit Cohu’s flexibility in responding to other business opportunities and increase Cohu’s vulnerability to adverse economic and industry conditions; our Credit Agreement contains various representations and negative covenants that limit, subject to certain exceptions and baskets, our ability and/or our subsidiaries’ ability to enter into financing and other transactions relating to our assets; because of high debt levels we may not be able to service our debt obligations in accordance with their terms; dilution of earnings per share due to our March 2021 follow-on equity offering; we are exposed to other risks associated with other acquisitions, investments and divestitures; we expect to continue to evaluate and pursue divestitures of non-core assets; our financial and operating results may vary and fall below analysts’ estimates, or credit rating agencies may change their ratings on Cohu, any of which may cause the price of our common stock to decline or make it difficult to obtain other financing; potential goodwill impairments if our business underperforms; global economic and political conditions, including trade tariffs and export restrictions, and other regulatory requirements, have impacted our business and may continue to have an adverse impact on our business and financial condition; our business and operations could suffer in the event of cybersecurity breaches; and our stock price and volatility in our stock price and earnings.

These and other risks and uncertainties are discussed more fully in Cohu’s filings with the SEC, including the most recently filed Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

The exhibit listed below is being furnished with this Current Report on Form 8-K.

(d) Exhibits

Exhibit No. - 99.1

Press Release, dated December 14, 2021, of Cohu, Inc.

Exhibit No. - 99.2

December 14, 2021 Cohu, Inc. Investor Presentation

Exhibit No. - 104

Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

December 14, 2021	By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: Chief Financial Officer